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                                                                   EXHIBIT 10.89

                              FORBEARANCE AGREEMENT


      This FORBEARANCE AGREEMENT (the "Agreement") dated as of March 10, 2004 by and among Radian Reinsurance Inc., as insurer (the "Facility Insurer"), Maxtor Funding LLC, as borrower (the "Borrower"), Maxtor Corporation (individually, "Maxtor"), as servicer under the Loan Agreement (as defined below), (together with its successors and assigns in such capacity, the "Servicer"), and Merrill Lynch Commercial Finance Corp., as Lender and Agent under the Loan Agreement (in each such capacity, the "Lender" and the "Agent", respectively), and U.S. Bank National Association, ("US Bank") in its capacities as "Backup Servicer", "Trustee", "Collateral Agent" and "Collection Account Bank" under the Loan Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement defined below.

                             PRELIMINARY STATEMENTS

            Reference is hereby made to that certain Receivables Loan and Security Agreement (the "Loan Agreement") dated as of May 9, 2003, by and among the Facility Insurer, the Borrower, the Servicer, the Lender , the Agent, the Backup Servicer, Trustee, Collateral Agent and the Collection Account Bank.

            WHEREAS, an Early Amortization Event has occurred under Section 7.01(m) of the Loan Agreement, in that the rolling average of the Dilution-to-Liquidation Ratios for the three preceding Cut-Off Dates as reported in the Monthly Remittance Report delivered on March 8, 2004, exceeded 15.00%, and such Early Amortization Event (the "Dilution Trigger Event") gives either the Agent or the Facility Insurer the right (i) to declare the Amortization Commencement Date to have occurred and (ii) to declare a Servicer Default under clause (iv) of the definition thereof on account of such Dilution Trigger Event and to terminate the rights and obligations of the Servicer under the Loan Agreement.

            WHEREAS, the Borrower has requested that each of the Agent and the Facility Insurer (collectively, the "Forbearance Parties") forbear from the exercise of their rights to declare an Amortization Commencement Date pursuant to Section 7.01 of the Loan Agreement or to terminate Maxtor as Servicer, and the Forbearance Parties are willing, upon the satisfaction of certain conditions precedent and subject to the terms herein, to forbear temporarily from the exercise of such right.

            NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Transaction Documents and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
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      I. FORBEARANCE.

            1.1 Subject to the terms and conditions set forth herein, each Forbearance Party hereby agrees, during the period from the time this Agreement becomes effective pursuant to Section 2 until 9:00 a.m. New York time on March 31, 2004 (such period, as it may be prematurely terminated at the option of the Facility Insurer or the Agent pursuant to the terms of this Agreement, the "Forbearance Period"), to forbear temporarily from exercising its rights, on account of the Dilution Trigger Event, to declare an Amortization Commencement Date or to terminate Maxtor as Servicer under the Loan Agreement. This agreement to forbear on account of the Dilution Trigger Event as provided herein expires at the conclusion of the Forbearance Period and any or each Forbearance Party may, at any time thereafter, exercise any of its rights and remedies with respect to the Dilution Trigger Event to the same extent as if this Agreement did not exist, including without limitation, the right to declare the occurrence of the Amortization Commencement Date, terminate Maxtor as Servicer, and exercise any remedies set forth in the Transaction Documents which are exercisable from and after the Amortization Commencement Date.

            1.2 The specific agreement to forbear described in Section 1.1 above applies only to the Dilution Trigger Event and not to any other facts or circumstances giving rise to an Early Amortization Event or Servicer Default which may have occurred or may hereafter occur, and nothing in this Agreement shall be deemed to restrict any right or remedy any Forbearance Party may have on account of any such other Early Amortization Event or Servicer Default, including the right to declare the occurrence of the Amortization Commencement Date at any time during the Forbearance Period on account of any such other Early Amortization Event or to terminate the Servicer during the Forbearance Period on account of any such other Servicer Default. The Forbearance Parties are not hereby waiving the existence of any Early Amortization Event or Servicer Default, and are merely agreeing to forbear as provided herein during the Forbearance Period. Except for the forbearance expressly set forth above in
Section 1.1, each Forbearance Party expressly reserves each and every right and remedy it has under the Transaction Documents and under applicable law, and nothing in this Agreement shall be deemed to constitute a waiver of any Early Amortization Event or Servicer Default whether now existing or hereafter arising, or, constitute a waiver of, or, except for the forbearance expressly set forth above in Section 1.1, forbearance of, any right or remedy the Forbearance Parties may have under any of the Transaction Documents or applicable law.

            1.3 The Borrower acknowledges and agrees that, due to the existence of the Dilution Trigger Event, the conditions precedent to borrowing under
Section 3.02(c)(ii) of the Loan Agreement are not satisfied and the Lender is not required to advance, nor is the Borrower entitled to receive, any Loans under the Loan Agreement. The Borrower hereby irrevocably agrees that it shall not seek any further Loans under the Loan Agreement and will not be entitled to receive any further Loans hereafter unless the Dilution Trigger Event has been waived by the Facility Insurer, the Agent and the Lender. The Borrower further acknowledges that, due to the existence of the Dilution Trigger Event, the Facility Insurer is entitled to receive Default Premium and the Lender is entitled to receive Default Yield and such amounts shall be paid from the Collection Account in accordance with Section 2.05(c) of the Loan Agreement.


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            1.4 Each of the Borrower, the Agent, the Lender and the Facility
Insurer hereby irrevocably directs the Trustee, Collateral Agent and Collection Account Bank, and the Trustee, Collateral Agent and Collection Account Bank hereby agree, that, notwithstanding anything to the contrary in the Loan Agreement, during the Forbearance Period, (i) the Trustee shall not release any funds in the Collection Account to the Originator or the Borrower under Section 2.05(f) of the Loan Agreement until such time as the Loans have been prepaid in full and all other amounts due and owing to the Facility Insurer, the Agent and the Lenders have been paid; (ii) on the Remittance Date to occur on or about March 12, 2004 all funds in the Collection Account shall be applied in the order of priority set forth in Section 2.05(c) of the Loan Agreement including, pursuant to clause (vi) thereof, to the repayment of the principal amount of Loans, and (iii) on each Business Day after such Remittance Date an amount equal to (x) all funds in the Collection Account minus (y) the amounts otherwise required to be retained on deposit therein under Section 2.05(f) of the Loan Agreement in respect of accrued Yield, Premium, Non-Use Fees, Servicing Fees, Backup Standby Servicer Fees and Trustee Fees, shall be paid to the Lender in repayment of the principal of Loans.

            1.5 During the Forbearance Period, the Borrower and the Servicer hereby agree to honor and forward promptly to the Facility Insurer and the Agent all outstanding informational requests made by the Agent and/or the Facility Insurer or their respective accountants and advisors in connection with their February 2004 on-site due diligence meetings with the Servicer and further acknowledge and agree that each of the Agent and the Facility Insurer shall, at the expense of the Borrower, be entitled to receive additional information and conduct further audits in accordance with Section 6.13 of the Loan Agreement. Each of the Facility Insurer and the Agent agrees that it shall concurrently send to the other a copy of any informational requests or notices related to this Agreement or the Loan Agreement that such party sends to the Borrower or the Servicer. The Borrower and the Servicer agree that they shall concurrently send (i) to the Agent a copy of any requested information and any other notice related to this Agreement or the Loan Agreement sent to the Facility Insurer and
(ii) to the Facility Insurer a copy of any requested information and any other notice related to this Agreement or the Loan Agreement sent to the Agent.

            1.6 Each of the Borrower and the Servicer expressly acknowledge and agree that the agreement of the Forbearance Parties under Section 1.1 to forbear as provided herein is expressly conditioned on compliance by each of the Borrower and the Servicer with the covenants, agreements, terms and conditions contained herein and that if the Borrower or the Servicer fails to comply with any such covenants, agreements, terms or conditions or if the information provided pursuant to Section 1.5 above is not satisfactory to any Forbearance Party for any reason, such Forbearance Party shall have the right, by written notice to the other parties hereto, to declare that the Forbearance Period has terminated upon which declaration this Agreement shall no longer be of any force and effect and each Forbearance Party shall be entitled to exercise all rights the exercise of which are otherwise temporarily postponed under Section 1.1 above.

            II. CONDITION PRECEDENT. This Agreement shall become effective, as of the date first above written, upon execution by each of the parties hereto.


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            III. REPRESENTATIONS AND WARRANTIES.

            3.1 Upon the effectiveness of this Agreement, each of the Borrower and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Transaction Documents and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Agreement (except for any representations or warranties which speak as of a specific date only, in which event they are reaffirmed as of such date). Additionally, Maxtor hereby reaffirms all covenants, representations and warranties made by it in the Transaction Documents individually or as Originator, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Agreement (except for any representations or warranties which speak as of a specific date only, in which event they are reaffirmed as of such date).

            3.2 Each of the Borrower and Maxtor (individually and as the Servicer) hereby represents and warrants, as to itself, that (a) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and (b) there is no consent, approval or other requirement known to it which could reasonably be expected to impair or materially delay its ability to perform its obligations under this Agreement, the Loan Agreement or the Transaction Documents as proposed to be modified hereby.

            IV. RATIFICATION AND RELEASE.

            4.1 Each Transaction Document is in all respects hereby ratified and confirmed by the Borrower, Maxtor and the Servicer and, except to the extent expressly provided in this Agreement, none of the execution, delivery or effectiveness of this Agreement shall operate as a forbearance in respect of any rights, powers or remedies of the Agent, the Lender or the Facility Insurer of any provision contained in any Transaction Document, whether as a result of any Early Amortization Event, Servicer Default, or otherwise. Each of the Borrower, Maxtor and the Servicer hereby: (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Transaction Document to which it is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Transaction Document and (iii) acknowledges that no Forbearance Party has made any promises, covenants or commitments with respect to whether or not it is willing to waive the Dilution Trigger Event described above.

            4.2 The Facility Insurer hereby acknowledges and agrees that none of the execution, delivery or effectiveness of this Agreement or the performance of any provisions hereof shall operate as a waiver or forbearance in respect of any rights, powers or remedies the Agent and/or the Lenders may have as against the Facility Insurer under the Facility Insurance Policy or the Facility Insurance Agreement, or otherwise impair, restrict or limit in any manner any such rights and remedies of the Agent and the Lenders, which Facility Insurance Policy and Facility Insurance Agreement remain in full force and effect and are hereby ratified and confirmed in all respects.

            4.3 Each of the Borrower, Maxtor and the Servicer hereby acknowledges and confirms that (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to), in any case based upon


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acts or omissions of any of the Forbearance Parties occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuineness, validity, collectibility or enforceability of any Transaction Document, or any ownership interests, security interests or other Liens created thereunder and (ii) it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless each Forbearance Party and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the "Indemnified Parties") from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of, any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to any of the Transaction Documents.

            V. MISCELLANEOUS

            5.1 SEVERABILITY. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

            5.2 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. This Agreement may also be executed by facsimile and each facsimile signature hereto shall be deemed for all purposes to be an original signature page.

            5.3 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            5.4 SECTION TITLES. The section titles contained in this Agreement are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            5.5 TRANSACTION DOCUMENTS. Each of the parties hereto irrevocably agrees that this Agreement constitutes a "Transaction Document" within the meaning of the Loan Agreement and that the provisions of Article IX of the Loan Agreement with respect to amendments, notices to be given, and waivers of jury trial shall apply to any amendments of this Agreement, any notices to be given hereunder or any action or proceeding with respect to this Agreement.


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            5.6 BINDING EFFECT. This Agreement shall become effective when it shall have been executed by the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            5.7 EXPENSES. The Servicer hereby agrees to promptly reimburse the Facility Insurer, the Agent and US Bank for all reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys' and other professionals' fees, either such party has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation, execution and/or enforcement of this Agreement or any document, instrument, agreement delivered pursuant to this Agreement, and the Borrower acknowledges that the Borrower is obligated to pay such amounts under the Loan Agreement and the Insurance Agreement in the event the Servicer does not do so and that such obligations are secured under the Loan Agreement.

            5.8 INTEGRATION. This Agreement contains the final and complete understanding by the parties hereto with respect to the subject matter hereof and shall supersede all other oral or written understandings with respect to the subject matter hereof.


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IN WITNESS WHEREOF, the parties hereto have executed this Forbearance Agreement as of March 10, 2004.


                                RADIAN REINSURANCE INC., as Facility Insurer
                                By: /s/
                                    ---------------------------------
                                Name:
                                Title:

                                MAXTOR FUNDING LLC
                                By: /s/
                                    ---------------------------------
                                Name:
                                Title:

                                MAXTOR CORPORATION, individually and as Servicer
                                By: /s/
                                    ---------------------------------
                                Name:
                                Title:

                                MERRILL LYNCH COMMERCIAL FINANCE CORP.,
                                as Agent and as Lender
                                By: /s/
                                    ---------------------------------
                                Name:
                                Title:

Acknowledged and Agreed:
U.S. BANK NATIONAL ASSOCIATION,
as Trustee, Collateral Agent, Collection Account Bank and Backup Servicer
By:  /s/
     --------------------------------
Name:
Title:


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